                                                                  Exhibit 10.43

                              FLOATING RATE NOTE


                                                        Principal Amount
                                                        $10,000,000.00


THIS NOTE (AS AMENDED OR MODIFIED FROM TIME TO TIME, THIS "NOTE") HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW. BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE REPRESENTS THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(a) OF REGULATION D UNDER THE ACT AND THAT THIS
NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY FOR OTHERS FOR INVESTMENT AND NOT WITH A VIEW TO ANY RESALE OR DISTRIBUTION HEREOF (SUBJECT, HOWEVER, TO ANY RIGHT TO RESELL OR OTHERWISE TRANSFER THIS NOTE TO A QUALIFIED INSTITUTIONAL BUYER (A "QUALIFIED INSTITUTIONAL BUYER") AS DEFINED IN RULE 144A UNDER THE ACT ("RULE 144A") IN A TRANSACTION WHICH MEETS THE REQUIREMENTS OF RULE 144A) AND AGREES THAT ANY RESALE OR OTHER TRANSFER OF THE NOTE WILL BE MADE ONLY (A) DIRECTLY TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION APPROVED BY THE COMPANY, OR
(B) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION WHICH MEETS THE REQUIREMENTS OF RULE 144A; PROVIDED THAT THE AGREEMENT OF THE HOLDER IS SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE HOLDER'S PROPERTY SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS CONTROL. ANY RESALE OR OTHER TRANSFER OR ATTEMPTED RESALE OR OTHER TRANSFER OF THIS NOTE MADE WITHOUT THE APPROVAL OF THE COMPANY, EXCEPT IN THE CASE OF A RESALE OR OTHER TRANSFER MADE TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION WHICH MEETS THE REQUIREMENTS OF RULE 144A, SHALL BE VOID AND WILL NOT BE RECOGNIZED BY THE COMPANY.

Index Maturity          Initial Interest Rate           Original Issue Date
- --------------          ---------------------           -------------------
 Three month                   6.4375%                     April 28, 1995


   Spread                     Base Rate                     Maturity Date
   ------                     ---------                     -------------
25 basis points               USD LIBOR                    April 29, 1996


Interest Payment Dates                                   Interest Reset Dates
- ----------------------                                   --------------------
7/28/95; 10/30/95; 1/29/96                                7/29/95; 10/30/95;
      and 4/29/96                                            and 1/29/96

For value received, Foothill Capital Corporation, a California corporation (the "Company"), promises to pay to the order of Westdeutsche Landesbank Girozentrale (the "Noteholder") the principal amount of $10,000,000.00 on the Maturity Date specified above, and to pay interest in arrears on each date specified above under the caption "Interest Payment Dates" and on the Maturity Date (each an "Interest Payment Date") on the unpaid principal amount hereof at the variable rate per annum (the "Interest Rate") equal to the Base Rate specified above (the "Base Rate") plus the applicable Spread until the principal amount hereof is repaid in full; provided, however, that the Interest Rate in effect from the Original Issue Date specified above (the "Original Issue Date") to the first of the Interest Reset Dates specified above (each an "Interest Reset Date") will be the Initial Interest Rate specified above (the "Initial Interest Rate"); and provided, further, that if an Interest Payment Date is not a Business Day (as defined below), such Interest Payment Date shall be the immediately following Business Day.

Payments of principal and interest shall be made in U.S. dollars, the lawful currency of the United States of America. Payments of principal and interest hereunder shall be made by the Company to the Noteholder, in immediately available funds, via wire transfer by the close of business on the date such payment is due. Principal and interest due under this Note on the Maturity Date will be paid upon the Noteholder's presentation and surrender of the Note to the Company.

For the purposes of this Note, "Business Day" means any day that is not a Saturday or Sunday and is not a day on which banking institutions in Los Angeles, California, are generally authorized or obligated by law to close. If the Maturity Date specified above is not a Business Day, the Maturity Date will be the immediately following Business Day.

The interest payable on each Interest Payment Date will equal the total accrued and unpaid interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, such Interest Payment Date. The amount of accrued interest for any day will equal the product of (i) the outstanding principal amount of this Note as of the end of such day, and (ii) the Interest Rate applicable to such day divided by 360 (rounded, if necessary, to the next nearest one hundred-thousandth of a percent, with five one-millionths of a percentage point rounded upward). The Interest Rate in effect on any day shall be (a) if such day is an Interest Reset Date, the sum of the Base Rate for such Interest Reset Date and the Spread of (b) if such day is not an Interest Reset Date, the sum of the Base Rate for the immediately preceding Interest Reset Date and the Spread; provided, however, that the Interest Rate in effect from the Original Issue Date to, but excluding the first Interest Reset Date will be the Initial Interest Rate.

Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the Interest Rate and the Base Rate shall be reset in accordance with the provision below:

   London Interbank Offering Rate shall mean the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits approximately equal in principal amount to the amount of this Note for the maturity equal to the Index Maturity are offered by major banks to major banks in immediately available funds in the London Interbank Market for Eurodollars at approximately 11:00 a.m., London time, two Business Days prior to the Interest

        Reset Date. Such London Interbank Offering Rates are provided on Telerate (currently page 3750).

Representations and Warranties

The Company represents and warrants that: (i) it is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its respective business requires such qualification; (ii) the execution, delivery and performance of this Note by the Company is within its corporate powers, has been duly authorized by all necessary corporate action, and does not contravene its charter or by-laws, any law, rule or regulation applicable to it or any contractual restriction binding on or affecting it;
(iii) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for its due execution, delivery and performance of this Note; (iv) this Note constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms; (v) there is no pending or threatened action or proceeding affecting the Company other than that which has already been disclosed before any court, governmental agency, or arbitrator which may materially adversely affect the financial condition, operations of prospects of the Company, taken as a whole, or which questions the validity of this Note; and (vi) it is not an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

Events of Default

The occurrence of one or more of the following events shall be an "Event of Default": (i) a default in payment of interest when due and payable which continues for a period of five Business Days or a default in payment of principal upon maturity; (ii) any representation or warranty made by the Company herein proves to have been incorrect in any material respect when made; (iii) a failure by the Company to comply with any of its other covenants or agreements under this Note which continues for a period of 30 days after notice to it by the Noteholder; (iv) the Company fails to repay at maturity, after any applicable grace period, any indebtedness for borrowed money (other than indebtedness for borrowed money that is specifically stated to be no-recourse to the company, as the case may be), in an aggregate principal amount exceeding $10 million; (v) any default(s) under any indenture, loan, credit agreement or other instrument under which there is outstanding indebtedness of the Company for borrowed money (other than indebtedness for borrowed money that is specifically stated to be non-recourse to the Company, as the case may be) in an aggregate principal amount exceeding $10 million has (or have) occurred and is (or are) continuing and such indebtedness has been accelerated so that it has been declared due and payable in full prior to its stated maturity, and such acceleration shall not be rescinded or annulled; provided, however, that if such default(s) shall be remedied or cured by the Company, as the case may be, or waived by the holders of such indebtedness, then the default under this Note by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of this Noteholder; or (vi) the Company (a) becomes insolvent or admits in writing its inability to pay its debts as they mature or (b) applies for, consents to, or acquiesces in the appointment of a trustee or receiver for any of its property; or, in the absence of such application, consent or acquiescence, a trustee or receiver is appointed for the Company for a substantial part of its property and is not discharged within 30 days; or (c) becomes subject to any bankruptcy, insolvency, dissolution or liquidation law or proceedings (x) instituted against the Company and which remain for 30 days undismissed, or (y) instituted by, consented to or acquiesced in by the Company.

Upon the occurrence of any Event of Default described in the preceding paragraph, the principal of, and interest on, this Note and all other sums due hereunder shall immediately be due and payable and upon the occurrence of any other Event of Default, the Noteholder, at its option, may declare the principal of, and interest on, this Note and all other sums due hereunder immediately due and payable. Upon an acceleration of the payment of this Note as provided in the previous sentence, the indebtedness hereunder shall immediately become due and payable without necessity of demand, presentment, protest, notice of dishonor, notice of default or any other notice whatsoever. The Noteholder shall be entitled at its option to exercise each and every remedy accorded it by law and/or specifically set forth in this Note.

The Company expressly waives demand for payment, presentment for payment, notice of dishonor, notice of default, protest, notice of protest, and diligence in collection and consents that the time of payment may be extended or released by the Noteholder without in any way modifying, releasing or limiting the company's liability hereunder.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.


FOOTHILL CAPITAL CORPORATION

By: /s/ KENT W. DAHL
    -------------------------

                                 EXHIBIT 'A'


                          UNANIMOUS WRITTEN CONSENT
                         OF THE BOARD OF DIRECTORS OF
                         FOOTHILL CAPITAL CORPORATION


        The undersigned, being all of the directors of Foothill Capital Corporation, a California corporation ("Company"), pursuant to Section 307(b) of the California Corporation Code and Article III, Section 14 of the By-Laws of this Company, do hereby adopt the following resolution by their unanimous written consent:

        RESOLVED, that this Company be, and it hereby is authorized to borrow up to $10,000,000 under a certain Floating Rate Note payable to Westdeutsche Landesbank Girozentrale dated as of April 28, 1995 with a maturity up to three years (the "Note"), at such time or times as the President and Chief Operating Officer, Senior Vice President and Chief Financial Officer or the Senior Vice President and Treasurer shall determine, any one of said officers being hereby authorized to execute and deliver in the name of and on behalf of this Company such Note and such other documents and instruments as may be required to evidence such borrowings; and

        FURTHER RESOLVED, that the Note and other related documents executed and delivered by the President and Chief Operating Officer, the Senior Vice President and Chief Financial Officer or the Senior Vice President and Treasurer in the name and on behalf of this Company, are hereby ratified in all respects; and

        FURTHER RESOLVED, that the appropriate officers of this Company or any other employee of the Company who they delegate be, and each of them hereby is, authorized, directed and empowered, in the name and on behalf of this Company, to do and perform all such further acts and to sign all such further documents, instruments and certificates and to take all such other steps as may be necessary, advisable, convenient or proper to carry out the intent of the foregoing resolutions and fully perform the Company's obligations under the Note.

        This Unanimous Written Consent may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one document.


Date:   April 21, 1995


                                           /s/ JOHN F. NICKOLL
                                           ---------------------------
                                           John F. Nickoll

                                           /s/ PETER E. SCHWAB
                                           ---------------------------
                                           Peter E. Schwab

                                           /s/ DAVID C. HILTON
                                           ---------------------------
                                           David C. Hilton

                           CERTIFICATE OF SECRETARY
                       OF FOOTHILL CAPITAL CORPORATION


        I, Henry K. Jordan, hereby certify that I am the duly elected, acting and qualified Corporate Secretary of Foothill Capital Corporation, a California corporation (the "Company"), and do further certify that:

        Attached as Exhibit A hereto is a full, true, and correct copy of the resolutions duly adopted by the board of directors of the Company by a unanimous written consent dated April 21, 1995 which resolutions have not been amended and rescinded and are in full force and effect on the date hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand on April 28, 1995.


                                              /s/ HENRY K. JORDAN
                                              ----------------------
                                              HENRY K. JORDAN
                                              Senior Vice President, Chief
                                              Financial Officer
                                              and Corporate Secretary

                            INCUMBENCY CERTIFICATE


        The undersigned, Henry K. Jordan, being the Senior Vice President and Chief Financial Officer and Corporate Secretary of Foothill Capital Corporation, a California corporation (the "Company"), does hereby certify that the persons listed below were, on April 21, 1995, and have been at all times since that date to and including the date hereof, duly elected, qualified, and acting officers of the Company holding the offices set forth opposite their names below, and that genuine signatures are reflected opposite their names.

             NAME            TITLE                          SIGNATURE
             ----            -----                          ---------
        Peter E. Schwab      President and Chief            /s/ PETER E. SCHWAB
                             Operating Officer              -------------------

        Henry K. Jordan      Senior Vice President and      /s/ HENRY K. JORDAN
                             Chief Financial Officer        -------------------

        Kent W. Dahl         Senior Vice President and      /s/ KENT W. DAHL
                             Treasurer                      -------------------

        IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate as of April 28, 1995.



                                  /s/ HENRY K. JORDAN
                                  ---------------------------------------------
                                  Henry K. Jordan, Senior Vice President, Chief Financial Officer and Corporate Secretary


        The undersigned, Peter E. Schwab, being the President and Chief Operating Officer of the Company, does hereby certify that Henry K. Jordan was, on April 21, 1995, and has been at all times since that date to and including the date hereof, the duly elected, qualified, and acting Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company, and that his signature above is genuine.

        IN WITNESS WHEREOF, the undersigned has executed this certificate as of April 28, 1995.


                                  /s/ PETER E. SCHWAB
                                  ---------------------------------------------
                                  Peter E. Schwab, President and Chief
                                  Operating Officer